Logo: NUVEEN Investments

Annual Report August 31, 2001

Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



CALIFORNIA
NPC
NCL
NCU
NAC
NVX

Invest well.

Look ahead.

LEAVE YOUR MARK. (SM)


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Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "A diversified portfolio can leave you well positioned to reduce overall investment risk."



Dear
   Shareholder

The events of September 11, 2001, have touched us all, and our hearts and thoughts go out to those affected directly by the terrible tragedies in New York, Washington and Pennsylvania.

In the aftermath of these horrible acts, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment risk.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

October 15, 2001


Sidebar text: "In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management."

Nuveen California Municipal Closed-End Exchange-Traded Funds
(NPC, NCL, NCU, NAC, NVX)

Portfolio Managers'
               Comments

Portfolio managers Steve Krupa and Bill Fitzgerald examine national and state economic conditions, key investment strategies, and the performance of the Nuveen California Municipal Closed-End Exchange-Traded Funds. Steve, who has been with Nuveen since 1979, assumed portfolio management responsibility for NPC and NCL in March 2001. A 13-year veteran of Nuveen, Bill has managed NCU since 1998 and NAC since 1999. He added the Nuveen California Dividend Advantage Municipal Fund 2 (NVX) upon its inception in March 2001.


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major factors affecting the economy and the municipal market over the twelve months ended August 31, 2001, were the Federal Reserve's shift in interest rate policy from tightening to easing short-term rates and the general slowdown in economic growth. In January 2001, the Fed embarked on a series of rate cuts designed to stimulate the sluggish U.S. economy. During the first eight months of the year, the Fed announced seven rate reductions totaling 300 basis points, lowering the target federal funds rate to 3.50% as of August 31, 2001. (Following the end of the period covered in this report, in moves intended to help bolster confidence and stabilize the economy in the aftermath of the September 11 terrorist attacks, the Fed reduced the target rate by an additional 50 points on both September 17 and October 2, bringing the rate to 2.50%, its lowest point since 1962.) The consensus among market observers is that the Fed could continue to ease rates as long as signs of a significant economic slowdown remain.

In the municipal market, the conditions of the past twelve months, including tight municipal supply during 2000, helped many bonds perform well. As 2001 got underway, the Fed's cuts created a more favorable rate environment for both new municipal issuance and refundings, which together totaled $177.8 billion nationwide during the first eight months of the year, an increase of 39% over January-August 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. Institutional demand has also strengthened this year.

In general, improving supply and strong demand helped to keep municipal bond prices higher than they were twelve months ago. Nevertheless, we believe the municipal market continues to represent good value. As of August 31, 2001, long-term municipal yields were 97.2% of 30-year Treasury yields, compared with 100.9% in August 2000.


HOW WAS THE MARKET ENVIRONMENT IN CALIFORNIA?
Over the past twelve months, California faced one of the most serious crises in its recent history, as energy costs soared and the state's major utilities encountered financial problems, jeopardizing California's power supply. Ultimately, the state spent almost $8 billion from its general fund to purchase electricity at wholesale prices and assure adequate supply. Despite predictions for heavy outages this summer, the state has experienced no blackouts since May 2001. By August, power supplies had become relatively stable, and energy prices had declined significantly, due in part to conservation efforts. In addition, the state had begun measures to access the debt market for needed financial resources, including the proposed issuance of $13 billion in power bonds intended to reimburse the general fund for electricity expenditures and bring solvency back to the troubled investor-owned utilities. Negotiations are currently underway to secure the required approval from the state legislature to proceed with this bond issue.

Overall, the California economy slowed over the past twelve months, as the technology downturn continued to affect most of the state, especially the Silicon Valley and San Francisco Bay area. As of August 2001, the unemployment rate in California reached a two-year high of 5.2%, compared with the national average of 4.9%. As signs of an economic slowdown continue, there could be a corresponding impact on sales tax, income tax and capital gains tax revenues.

Based on revenue concerns, together with the significant costs incurred by the state during the power crisis, both Moody's and Standard & Poor's downgraded their ratings on state-issued debt in the spring of 2001 to Aa3 and A+ from Aa2 and AA, respectively. Fitch, the third major rating agency, affirmed the state's rating at AA, but revised its outlook to negative due to uncertainties surrounding the resolution of the state's power purchase program, the financial exposure of the general fund, and the potential long-term effects of the power crisis. Both Moody's and S&P also carry negative outlooks. Going forward, California's credit rating could depend largely on the state's ability to bring the proposed $13 billion power issue to market in a timely manner.

Despite these events, California's municipal market performance was strong for the twelve months ended August 31, 2001. Among the state's top performing bond sectors were healthcare and education, while electric utilities staged a strong comeback in the past six months as legislative initiatives and falling electricity prices brought greater stability to the trading value of these bonds. During the first eight months of 2001, California remained the largest state issuer of municipal debt, with $22 billion of new issuance. This represented an increase of 45% over January-August 2000 and exceeded the 39% average increase seen this year in the broad municipal market. As this report was being prepared, California successfully brought to market an additional $5.7 billion in state notes, the largest one-day debt issuance in municipal market history, designed to recoup money paid from the general fund for emergency energy purchases during the power crisis and fund the state's operations over the next year. This issue sold rapidly to both retail and institutional investors, demonstrating the continued strong demand for California paper. In general, Californians, faced with one of the highest marginal income tax rates in the nation, remained avid buyers of in-state paper over the past twelve months.

HOW DID THESE NUVEEN CALIFORNIA FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended August 31, 2001, the four older Nuveen California Funds covered in this report - NPC, NCL, NCU, and NAC - produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the appropriate Lehman Brothers California Tax-Exempt Bond Index1 and Lipper California Peer Group2 are also presented.



                                                         LEHMAN           LIPPER
                                    TOTAL RETURN     CALIFORNIA       CALIFORNIA
                 MARKET YIELD             ON NAV  TOTAL RETURN1         AVERAGE2
--------------------------------------------------------------------------------
                                          1 YEAR         1 YEAR           1 YEAR
                          TAXABLE          ENDED          ENDED            ENDED
           8/31/01    EQUIVALENT3        8/31/01        8/31/01          8/31/01
--------------------------------------------------------------------------------
NPC          5.32%          8.44%         12.43%         10.25%           11.59%
--------------------------------------------------------------------------------
NCL          5.34%          8.48%         12.45%         10.25%           11.59%
--------------------------------------------------------------------------------
NCU          5.50%          8.73%         12.92%          9.69%           11.79%
--------------------------------------------------------------------------------
NAC          5.56%          8.83%         15.85%          9.69%           11.79%
--------------------------------------------------------------------------------
NVX          5.68%          9.02%            NA
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.



Over the past twelve months, the combination of thin municipal supply in 2000, an end to the Fed's tightening agenda, and generally favorable market technicals created a positive total return environment for municipal bonds. The Funds' participation in the market's gains is reflected in the total returns on NAV listed in the previous table.

Between August 31, 2000, and August 31, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 5.72% to 5.22%. In this environment of falling yields (and rising bond values), funds with longer durations4 would typically perform well. As of August 31, 2001, the durations of NPC and NCL were 8.99 and 8.54, respectively, compared with 8.58 for the unleveraged Lehman Brothers California Insured Tax-Exempt Bond Index. NCU's duration was 10.99, compared with 7.89 for the Lehman California Tax-Exempt Bond Index, while the two Nuveen California Dividend Advantage Funds - NAC (established in 1999) and NVX (established in 2001) - had durations of 11.85 and 11.25, respectively, which are typical of more recently established Funds. While NAC's longer duration was the main driver behind the Fund's total return for past twelve months, the relative performance of these Funds was also influenced by differences in structure as well as individual holdings. Over time, we plan to bring the durations of both NAC and NVX more closely in line with other Nuveen Funds. During the past six months, for example, NAC's duration was shortened from 16.86.


HOW DID THE MARKET ENVIRONMENT AFFECT THESE CALIFORNIA FUNDS' DIVIDENDS AND SHARE PRICES?
All of these Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. For example, declining short-term rates can enable the



1 The performances of NPC and NCL are compared with that of the Lehman Brothers California Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured California municipal bonds. The performances of NCU and NAC are compared with that of the Lehman California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of NPC and NCL are compared with the average annualized return of the 10 funds in the Lipper California Insured Municipal Debt Funds category, while NCU's and NAC's total returns are compared with the average annualized return of the 19 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 37%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

Funds to adjust the amount of income they pay to preferred shareholders, which can produce benefits for common shareholders.

During the year ended August 31, 2001, steady or falling short-term interest rates, combined with good portfolio structure, helped to support the income streams of all four of the older California Funds. In addition, the lower short-term rates that resulted from the Fed easing of rates during the first eight months of 2001 enabled us to increase the dividends of NCL, NCU, and NAC in June 2001. As of August 31, 2001, these three Funds had each offered shareholders 15 consecutive months of steady or increasing dividends, while NPC had provided 15 consecutive months of stable income. NVX, which was introduced in March 2001, began paying dividends in May and we expect it will continue to provide very attractive levels of monthly tax-free income to shareholders.

In coming months, the lower rates offered by municipal securities with shorter maturities could potentially continue to benefit the Funds' dividends by reducing the amount these Funds pay their MuniPreferred shareholders. This, in turn, could leave more Fund earnings to support common share dividends. However, this trend could be offset by the effect of bond calls on the higher-yielding securities held by these portfolios, especially if refundings increase as interest rates decline. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

During the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the four older Nuveen Funds improved (see the charts on the individual Performance Overview pages). On the whole, however, the NAVs of these Funds appreciated more rapidly than their share prices, and all four Funds continued to trade at slight discounts (share price below NAV). As of August 31, 2001, strong demand had benefited NVX's share price, which was trading at levels above its IPO (initial public offering) price earlier this year.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA FUNDS DURING THE YEAR ENDED AUGUST 31, 2001?
As evidenced by their twelve-month total returns on NAV, the four older Nuveen California Funds were generally well structured going into this period. Despite the tight supply of new municipal issuance during 2000, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. As issuance became more plentiful in 2001, this provided opportunities to enhance portfolio structure and strategically position the Funds for the next leg of the bond market cycle. We also took advantage of market conditions over the past year to improve the call protection of these Funds.

As insured funds, NPC and NCL are 100% invested in insured and/or U.S. guaranteed bonds, which means that credit quality is not an issue. The events of the past twelve months, including the California power crisis, offered an excellent example of the ways fully insured Funds such as these provide value and play an important role in the portfolios of investors who are risk-averse.

The non-insured Funds - NCU, NAC, and NVX - also offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 56% in NAC to 87% in NVX as of August 31, 2001. Each of these three Funds also had a portion of its assets invested in BBB and non-rated bonds, which benefited from narrowing credit spreads over the past few months. In 1999 and 2000, credit spreads, or the difference in yield between higher-rated and lower-rated bonds, widened overall. As this trend began to reverse itself in the first quarter of 2001, lower-rated bonds generally appreciated in price. This change is reflected in the performance of healthcare bonds during the first eight months of 2001, when they were the top sector in both the national and California municipal markets.

Among the Fund holdings benefiting from this trend were bonds issued by Central California Joint Powers Health Financing Authority for Community Hospitals of Central California, a healthcare provider in the Fresno metropolitan area. These bonds, which were held by NAC, were rated Baa1/BBB+ and offered a 15.21% total return over the past twelve months. Another healthcare holding that performed well over the past year was Cedars-Sinai Medical Center, which was held in NAC.

Overall, our focus in all of the Funds was finding attractive bonds with the potential to support the Funds' long-term dividend-payment capabilities and add value and diversification. For example, NPC and NCL recently added a total of $11 million in certificates of participation issued for infrastructure development by the community of El Monte. These AMBAC-insured bonds, which were offered as a limited placement to institutional investors only, provided a yield of approximately 98% of 30-year Treasury yields at very attractive prices.

Earlier in 2001, we introduced the Nuveen California Dividend Advantage Municipal Fund 2 (NVX). As of August 31, 2001, NVX was fully invested and, in our opinion, performing well for shareholders. As mentioned earlier, the Fund met its dividend target, making its first monthly income payment in June 2001. In assembling NVX's broad-based portfolio, we focused on purchasing high-quality, long-term securities, as reflected in the Fund's 87% allocation of bonds rated AAA and AA. A Sacramento Municipal Utility District issue, one of NVX's largest holdings, is typical of the types of bonds we purchased for this Fund. These bonds also provide 11 years of call protection, which should help to protect NVX`s income stream over this period. As of August 31, 2001, the Fund's three largest sector weightings were limited and general tax obligation issues and education bonds.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN CALIFORNIA FUNDS IN PARTICULAR?
While it is still too soon to determine the long-range effects of the tragic events of September 11, 2001, on the markets and on your Funds, our general outlook for the fixed-income markets over the next twelve months remains positive. Because many new-issue offerings were postponed as a result of these events, a significant number of issues had to be priced in a short time as the markets stabilized, leading to higher yields in the municipal market relative to the taxable bond market. We expect to see substantial issuance continue during the fourth quarter of 2001, especially in the California market. If interest rates continue to fall and the pace of refundings accelerates, new municipal issuance nationwide in 2001 could exceed $250 billion. At the same time, demand for tax-exempt municipal bonds is anticipated to stay strong, as investors look for ways to rebalance their portfolios and reduce potential risk. In general, we believe the Nuveen Funds are well positioned, and we will continue to closely monitor and respond to events as appropriate.

Looking specifically at these Nuveen California Funds, our strategic approach to bond calls over the past year generally improved the call protection levels of the older Nuveen Funds, with scheduled calls ranging from 2% in NAC to 19% in NCL and NCU between September 2001 and December 2003. Between now and the end of 2003, the newly established NVX has 5% of its portfolio subject to calls. NPC, however, will mark the ten-year anniversary of its inception in November 2002, reaching the point of the bond market cycle typically associated with an increase in call exposure. In 2002 and 2003, this Fund could see bond calls affecting as much as 30% of its portfolio, depending on market interest rates during this time. Given the current level of rates, our strategy will be to hold higher-yielding bonds as long as possible to help support NPC's dividend, while we look for attractive replacement opportunities that can extend the Fund's call protection. We believe all of these call positions are very manageable, especially given the timeframe, and we foresee no problems in working through them. While we cannot control the direction of interest rates, we continue to work to reduce the Funds' call exposure and to actively manage all of the Funds to mitigate the longer-term effects of the bond call process.

In our opinion, the Nuveen California Funds are well positioned for the market environment of the next twelve months. As value-oriented investors, we plan to remain focused on ways we can add value for our shareholders, provide support for the Funds' dividends, and watch new issuance for opportunities to purchase the research-intensive credits that fully utilize Nuveen's expertise in this area and help us adapt our strategies to changing market conditions. One of our priorities will be managing portfolio structure to strategically position the Funds for a potential economic recovery. This includes managing the Funds' durations conservatively and, in the non-insured Funds, taking advantage of narrowing credit spreads to further improve credit quality. Overall, we believe the Nuveen California Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of stability in uncertain times such as these.

Nuveen Insured California Premium Income Municipal Fund, Inc.

Performance
   Overview As of August 31, 2001


NPC

Pie Chart:
CREDIT QUALITY
Insured                          82%
U.S. Guaranteed                  18%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.69
--------------------------------------------------
Net Asset Value                             $16.04
--------------------------------------------------
Market Yield                                 5.32%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.65%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.44%
--------------------------------------------------
Fund Net Assets ($000)                    $148,068
--------------------------------------------------
Average Effective Maturity (Years)           20.43
--------------------------------------------------
Leverage-Adjusted Duration                    8.99
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 11/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.12%        12.43%
--------------------------------------------------
5-Year                         8.44%         7.85%
--------------------------------------------------
Since Inception                6.38%         7.23%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         21%
--------------------------------------------------
U.S.Guaranteed                                 18%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Water and Sewer                                14%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
9/00                    0.0695
10/00                   0.0695
11/00                   0.0695
12/00                   0.0695
1/01                    0.0695
2/01                    0.0695
3/01                    0.0695
4/01                    0.0695
5/01                    0.0695
6/01                    0.0695
7/10                    0.0695
8/01                    0.0695


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
9/01/00                 14.63
                        14.94
                        14.75
                        14.69
                        14.56
                        14.56
                        14.38
                        14.06
                        14.19
                        14.56
                        14.25
                        14.44
                        14.44
                        14.31
                        14.44
                        14.5
                        14.75
                        14.75
                        15.19
                        15.38
                        15.25
                        15.3
                        15.02
                        15.2
                        15.2
                        15.25
                        15.19
                        15
                        14.78
                        14.78
                        14.92
                        14.85
                        14.65
                        14.64
                        15.1
                        14.85
                        14.81
                        14.9
                        15
                        15.2
                        14.95
                        14.8
                        14.9
                        14.98
                        15.01
                        15.08
                        15.05
                        15.25
                        15.45
                        15.65
                        15.7
8/31/01                 15.69

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0222 per share.

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Performance
   Overview As of August 31, 2001



NCL

Pie Chart:
CREDIT QUALITY
Insured                          93%
Insured and U.S. Guaranteed       4%
U.S. Guaranteed                   3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.83
--------------------------------------------------
Net Asset Value                             $15.01
--------------------------------------------------
Market Yield                                 5.34%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.68%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.48%
--------------------------------------------------
Fund Net Assets ($000)                    $284,633
--------------------------------------------------
Average Effective Maturity (Years)           18.53
--------------------------------------------------
Leverage-Adjusted Duration                    8.54
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.99%        12.45%
--------------------------------------------------
5-Year                         9.44%         8.24%
--------------------------------------------------
Since Inception                5.72%         6.48%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         41%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------
U.S.Guaranteed                                  7%
--------------------------------------------------
Education and Civic Organizations               7%
--------------------------------------------------

Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
9/00                    0.0645
10/00                   0.0645
11/00                   0.0645
12/00                   0.0645
1/01                    0.0645
2/01                    0.0645
3/01                    0.0645
4/01                    0.0645
5/01                    0.0645
6/01                    0.066
7/10                    0.066
8/01                    0.066


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
9/01/00  13.94
                        14
                        13.88
                        13.75
                        13.75
                        13.38
                        13.31
                        13.38
                        13.25
                        13.25
                        13.31
                        13.13
                        13.25
                        13.19
                        13.38
                        13.69
                        13.81
                        14
                        14.69
                        14.88
                        14.56
                        14.67
                        14.51
                        14.45
                        14.35
                        14.39
                        14.2
                        13.88
                        13.63
                        14.02
                        13.91
                        13.61
                        13.72
                        13.66
                        13.79
                        13.91
                        13.96
                        13.8
                        13.9
                        13.96
                        13.82
                        13.96
                        14
                        14.05
                        14.1
                        14.26
                        14.47
                        14.53
                        14.85
                        14.88
                        14.91
8/31/01                 14.83

Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0012 per share.

Nuveen California Premium Income Municipal Fund

Performance
   Overview As of August 31, 2001


NCU

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed              60%
AA                               10%
A                                 6%
BBB                               7%
NR                               14%
Other                             3%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.17
--------------------------------------------------
Net Asset Value                             $14.22
--------------------------------------------------
Market Yield                                 5.50%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.91%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.73%
--------------------------------------------------
Fund Net Assets ($000)                    $125,067
--------------------------------------------------
Average Effective Maturity (Years)           17.56
--------------------------------------------------
Leverage-Adjusted Duration                   10.99
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 6/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        12.84%        12.92%
--------------------------------------------------
5-Year                         9.70%         8.24%
--------------------------------------------------
Since Inception                5.34%         6.05%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         32%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
U.S.Guaranteed                                 10%
--------------------------------------------------


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2

9/00                    0.064
10/00                   0.064
11/00                   0.064
12/00                   0.064
1/01                    0.064
2/01                    0.064
3/01                    0.064
4/01                    0.064
5/01                    0.064
6/01                    0.065
7/10                    0.065
8/01                    0.065

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
9/01/00                 13.31
                        13.38
                        13.31
                        13.13
                        13.19
                        13
                        12.88
                        12.5
                        12.5
                        12.81
                        12.94
                        12.81
                        12.94
                        13.06
                        13
                        13.06
                        13.19
                        13.69
                        13.88
                        13.94
                        14.06
                        14.08
                        13.97
                        14
                        14
                        14.02
                        14
                        13.56
                        13
                        13.3
                        13.49
                        13.18
                        13.05
                        13.09
                        13.01
                        13.18
                        13.35
                        13.28
                        13.25
                        13.48
                        13.41
                        13.36
                        13.53
                        13.45
                        13.46
                        13.5
                        13.54
                        13.9
                        14.03
                        14.21
                        14.2
8/31/01                 14.17

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0151 per share.

Nuveen California Dividend Advantage Municipal Fund

Performance
   Overview As of August 31, 2001


NAC

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed              46%
AA                               10%
A                                20%
BBB                              14%
NR                               10%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.89
--------------------------------------------------
Net Asset Value                             $15.13
--------------------------------------------------
Market Yield                                 5.56%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.00%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.83%
--------------------------------------------------
Fund Net Assets ($000)                    $529,197
--------------------------------------------------
Average Effective Maturity (Years)           25.27
--------------------------------------------------
Leverage-Adjusted Duration                   11.85
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 5/99)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.06%        15.85%
--------------------------------------------------
Since Inception                5.80%         8.64%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Water and Sewer                                16%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE

9/00     0.067
10/00    0.067
11/00    0.067
12/00    0.067
1/01     0.067
2/01     0.067
3/01     0.067
4/01     0.067
5/01     0.067
6/01     0.069
7/10     0.069
8/01     0.069

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
9/01/00                 13.69
                        13.75
                        13.31
                        13.25
                        13
                        13
                        12.88
                        12.94
                        13.13
                        13.06
                        12.88
                        13.19
                        12.94
                        12.81
                        13.06
                        13.69
                        13.69
                        14.13
                        14.5
                        14.63
                        14.69
                        14.38
                        14.45
                        14.24
                        14.2
                        14.48
                        14.15
                        14.06
                        13.41
                        14.3
                        13.7
                        13.44
                        13.49
                        13.44
                        13.7
                        14
                        14
                        13.92
                        13.9
                        14
                        14
                        13.98
                        13.94
                        14.13
                        14.19
                        14.25
                        14.42
                        14.7
                        14.81
                        14.9
                        14.81
8/31/01                 14.89

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

Nuveen California Dividend Advantage Municipal Fund 2

Performance
   Overview As of August 31, 2001



NVX

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed              75%
AA                               12%
A                                 3%
BBB                               2%
NR                                6%
Other                             2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.21
--------------------------------------------------
Net Asset Value                             $15.11
--------------------------------------------------
Market Yield                                 5.68%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.17%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.02%
--------------------------------------------------
Fund Net Assets ($000)                    $333,440
--------------------------------------------------
Average Effective Maturity (Years)           26.09
--------------------------------------------------
Leverage-Adjusted Duration                   11.25
--------------------------------------------------

TOTAL RETURN  (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                3.40%         7.55%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         31%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------

Bar Chart:
2001 Monthly Tax-Free Dividends Per Share

5/01                    0.072
6/01                    0.072
7/10                    0.072
8/01                    0.072

Line Chart:
Share Price Performance
Weekly Closing Price
3/30/01                 15
                        15.12
                        15.01
                        15.07
                        15.01
                        15.14
                        15.07
                        14.99
                        14.72
                        14.7
                        14.5
                        14.56
                        14.39
                        14.42
                        14.79
                        15
                        15.02
                        14.8
                        15.07
                        15.1
                        15.24
                        15.34
8/31/01                 15.21

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

Report of
      Independent Auditors



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen California Dividend Advantage Municipal Fund 2 as of August 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen California Dividend Advantage Municipal Fund 2 at August 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 12, 2001

                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
                            Portfolio of
                                   Investments August 31, 2001

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.6%

$       2,000   California Educational Facilities Authority, Revenue Bonds (Santa     9/06 at 102         AAA             $2,143,320
                 Clara University), Series 1996, 5.750%, 9/01/26

        6,620   California Educational Facilities Authority, Refunding Revenue       No Opt. Call         Aaa              1,115,404
                 Bonds (Loyola Marymount University), Series 2001A,
                 0.000%, 10/01/35

        5,000   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102         Aaa              5,096,900
                 Bonds (California Loan Program), Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.5%

        3,000   California Health Facilities Financing Authority, Insured Revenue     8/08 at 101         AAA              3,132,450
                 Bonds (Sutter Health), Series 1998A, 5.375%, 8/15/30

                California Statewide Communities Development Authority, Sutter
                Health Obligated Group, Certificates of Participation:
        1,500    5.500%, 8/15/19                                                      8/09 at 101         AAA              1,617,705
        4,000    6.125%, 8/15/22                                                      8/02 at 102         AAA              4,190,400

        4,800   The Regents of the University of California, Hospital Revenue         7/06 at 101         AAA              5,093,184
                 Bonds (UC Davis Medical Center), Series 1996, 5.750%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.0%

        1,000   ABAG Finance Authority for Nonprofit Corporations, California,        9/09 at 100         AAA              1,046,580
                 Multifamily Housing Revenue Bonds (Civic Center Drive
                 Apartments Project), 1999 Series A, 5.800%, 9/01/20
                 (Alternative Minimum Tax)

        3,650   California Housing Finance Agency, Multi-Unit Rental Housing          2/03 at 102         Aa2              3,776,400
                 Revenue Bonds, Series 1992A-II, 6.625%, 2/01/24 (Alternative
                 Minimum Tax)

        3,965   The City of Los Angeles (California), Tax-Exempt Mortgage Revenue     7/02 at 102         AAA              4,050,129
                 Refunding Bonds, Series 1993A (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), 6.300%, 1/01/25

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.3%

        1,655   California Housing Finance Agency, Single Family Mortgage Bonds II,   2/07 at 102         AAA              1,752,231
                 1997 Series A-1, 6.000%, 8/01/20 (Alternative Minimum Tax)

        3,000   California Housing Finance Agency, Home Mortgage Revenue              8/08 at 101         AAA              3,064,230
                 Bonds, Series 1998Q, 5.050%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.3%

                State of California, Various Purpose General Obligation Bonds:
        7,995    5.750%, 3/01/22                                                      3/10 at 101         AAA              8,781,948
        2,000    5.750%, 3/01/27                                                      3/10 at 101         AAA              2,189,260

        1,225   Fresno Unified School District (Fresno County, California),           2/13 at 103         AAA              1,489,784
                 General Obligation Refunding Bonds, Series 1998A, 6.550%, 8/01/20

        2,500   Fresno Unified School District (Fresno County, California),           8/09 at 102         AAA              2,564,400
                 General Obligation Bonds, Election of 2001, Series 2001A,
                 5.125%, 8/01/26

        2,000   City of Los Angeles, California, Unified School District, General     7/08 at 102         AAA              2,042,120
                 Obligation Bonds, 1997 Series A, 5.000%, 7/01/21

          500   Los Angeles Unified School District, California, General Obligation   7/10 at 100         AAA                524,875
                 Bonds, Election of 1997, 2000 Series D, 5.375%, 7/01/25

        3,000   Pomona Unified School District, California, General Obligation        8/11 at 103         AAA              3,572,310
                 Refunding Bonds, Series 1997-A, 6.500%, 8/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.7%

        2,000   State Public Works Board of the State of California, Lease Revenue   11/09 at 101         AAA              2,185,200
                 Bonds (California Department of Health Services),
                 1999 Series A (Richmond Laboratory Project), 5.750%, 11/01/24

        5,000   City of El Monte, California, Department of Public Services           1/11 at 100         AAA              5,173,050
                 Facility Phase II, Certificates of Participation, Senior Lien
                 Series 2001, 5.250%, 1/01/34

        4,000   Los Angeles County Metropolitan Transportation Authority,             7/03 at 100         AAA              4,018,840
                 California, Sales Tax Revenue Refunding Bonds, Proposition A,
                 Series 1993-A, 5.000%, 7/01/21


13

                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC) (continued)
                                    Portfolio of Investments August 31, 2001


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       4,000   Norco Redevelopment Agency, California, Refunding Tax Allocation      3/02 at 102         AAA             $4,150,520
                 Bonds (Norco Redevelopment Project Area No. One),
                 Series 1992, 6.250%, 3/01/19

        2,135   City of San Buenaventura, California, Refunding Certificates of       1/03 at 100         AAA              2,168,690
                 Participation (Capital Improvements Project), Series 1993,
                 5.500%, 1/01/17

        9,500   Redevelopment Agency of the City of San Jose, California, Tax         2/04 at 102         AAA              9,375,550
                 Allocation Bonds (Merged Area Redevelopment Project),
                 Series 1993, 4.750%, 8/01/24

        3,600   Santa Clara County Financing Authority, California, Lease Revenue    11/07 at 102         AAA              3,656,664
                 Bonds (VMC Facility Replacement Project), 1994 Series A,
                 5.000%, 11/15/22

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 18.2%

        6,000   Huntington Park Redevelopment Agency, California, Single             No Opt. Call         AAA              8,430,600
                 Family Residential Mortgage Revenue Refunding Bonds,
                 1986 Series A, 8.000%, 12/01/19

        5,135   Community Redevelopment Agency of the City of Palmdale,              No Opt. Call         AAA              6,957,771
                 California, Single Family Mortgage Revenue Bonds,
                 Series 1986A Restructured, 8.000%, 3/01/16 (Alternative
                 Minimum Tax)

        6,220   County of Riverside, California, Single Family Mortgage Revenue      No Opt. Call         AAA              9,378,578
                 Bonds (GNMA Mortgage-Backed Securities Program), Issue A of
                 1987, 9.000%, 5/01/21 (Alternative Minimum Tax)

        1,485   City of San Jose, California, Single Family Mortgage Revenue         No Opt. Call         AAA              2,227,500
                 Bonds, 1985 Series A, 9.500%, 10/01/13

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.0%

        4,000   California Pollution Control Financing Authority, Pollution Control  12/02 at 102         AAA              4,141,600
                 Revenue Bonds (Southern California Edison Company),
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum Tax)

        4,000   City of Chula Vista, California, Industrial Development Revenue      12/02 at 102         AA-              4,128,560
                 Bonds (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

        2,000   Sacramento Municipal Utility District (California), Electric Revenue  8/02 at 100         AAA              2,058,240
                 Refunding Bonds, 1992 Series A, 5.750%, 8/15/13

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.1%

        7,000   The City of Los Angeles, California, Wastewater System Revenue       11/03 at 102         AAA              7,005,110
                 Bonds, Series 1993D, 4.700%, 11/01/19

        3,400   Public Facilities Financing Authority of the City of San Diego        5/07 at 101         AAA              3,534,912
                 (California), Sewer Revenue Bonds, Series 1997A,
                 5.250%, 5/15/22

        1,390   City of Santa Monica, California, Wastewater Enterprise Revenue       1/04 at 102         AAA              1,398,896
                 Bonds (Hyperion Project), 1993 Refunding Series, 4.500%, 1/01/15

        5,000   Wheeler Ridge-Maricopa Water Storage District (Kern County,          11/06 at 102         AAA              5,457,950
                 California), 1996 Water Refunding Bonds, 5.700%, 11/01/15

        3,425   City of Woodland (Yolo County, California), Certificates of           3/03 at 100         AAA              3,482,847
                 Participation (1992 Wastewater System Refunding Project),
                 5.500%, 3/01/18
------------------------------------------------------------------------------------------------------------------------------------
$     138,700   Total Investments (cost $129,845,249) - 98.7%                                                            146,174,708
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       1,893,117
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $148,067,825
                ====================================================================================================================



                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.



                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
                            Portfolio of
                                       Investments August 31, 2001

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 7.0%

                California Educational Facilities Authority, Revenue Bonds (Santa
                Clara University), Series 1996:
$       2,400    5.750%, 9/01/21                                                      9/06 at 102         AAA             $2,581,728
        3,000    5.750%, 9/01/26                                                      9/06 at 102         AAA              3,214,980

        2,000   California Educational Facilities Authority, Revenue Bonds           11/10 at 100         Aaa              2,230,820
                 (University of the Pacific), Series 2000, 5.875%, 11/01/20

                California Educational Facilities Authority, Revenue Bonds (Loyola
                Marymount University), Series 2001A Refunding:
        6,615    0.000%, 10/01/33                                                    No Opt. Call         Aaa              1,240,776
        6,615    0.000%, 10/01/34                                                    No Opt. Call         Aaa              1,176,213

        5,000   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102         Aaa              5,096,900
                 Bonds (California Loan Program), Series 2001A, 5.400%, 3/01/21
                 (Alternative Minimum Tax)

                California Infrastructure and Economic Development Bank, Revenue
                Bonds (Asian Art Museum of San Francisco Project), Series 2000:
        1,295    5.500%, 6/01/19                                                      6/10 at 101         AAA              1,407,756
        1,000    5.500%, 6/01/20                                                      6/10 at 101         AAA              1,079,500

        1,900   The Regents of the University of California, University of           11/03 at 102         AAA              1,979,819
                 California Housing System Revenue Bonds, Series A, 5.500%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 3.4%

        1,450   California Health Facilities Financing Authority, Insured Health      7/06 at 102         AAA              1,610,660
                 Facility Refunding Revenue Bonds (Mark Twain St. Joseph's
                 Healthcare), 1996 Series A, 6.000%, 7/01/19

        5,000   California Health Facilities Financing Authority, Insured Health      7/06 at 102         AAA              5,422,150
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1996 Series A, 6.000%, 7/01/25

        2,500   City of Oakland, California, Insured Revenue Bonds (1800 Harrison     1/10 at 100         AAA              2,773,600
                 Foundation - Kaiser Permanente), Series 1999A, 6.000%, 1/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.3%

                ABAG Finance Authority for Nonprofit Corporations, California,
                Multifamily Housing Revenue Bonds (Civic Center Drive Apartments
                Project), 1999 Series A:
        4,000    5.800%, 9/01/20 (Alternative Minimum Tax)                            9/09 at 100         AAA              4,186,320
        1,370    5.875%, 3/01/32 (Alternative Minimum Tax)                            9/09 at 100         AAA              1,424,444

        4,085   The Community Redevelopment Agency of the City of Los Angeles,        6/05 at 105         AAA              4,597,708
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

        7,400   Housing Authority of the County of Santa Cruz, California,            5/03 at 102         Aaa              7,655,892
                 Tax-Exempt Multifamily Housing Revenue Refunding Bonds,
                 Series 1993A (GNMA Collateralized - Meadowview Apartments),
                 6.125%, 5/20/28


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.2%

        4,805   California Housing Finance Agency, Single Family Mortgage         8/07 at 101 1/2         AAA              4,995,951
                 Bonds II, 1997 Series C-2, 5.625%, 8/01/20 (Alternative
                 Minimum Tax)

        1,395   California Housing Finance Agency, Home Mortgage Revenue              2/06 at 102         AAA              1,467,847
                 Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum Tax)

       14,200   California Housing Finance Agency, Home Mortgage Revenue           2/09 at 32 1/8         AAA              2,758,634
                 Bonds, Series 1999B, 0.000%, 2/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.9%

        1,460   ABC Unified School District (Los Angeles County, California),         8/10 at 101         AAA              1,643,274
                 General Obligation Bonds, Election of 1997, Series B,
                 5.750%, 8/01/16

          485   State of California, General Obligation Veterans Welfare Bonds,      12/03 at 102         AAA                491,824
                 Series 1997BH, 5.500%, 12/01/24 (Alternative Minimum Tax)


15

                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                                   Portfolio of Investments August 31, 2001

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                State of California, Various Purpose General Obligation Bonds:
$       7,995    5.750%, 3/01/22                                                      3/10 at 101         AAA             $8,781,948
        2,500    5.500%, 9/01/24                                                      9/09 at 101         AAA              2,663,350
        2,000    5.750%, 3/01/27                                                      3/10 at 101         AAA              2,189,260

        2,575   Calipatria Unified School District (Imperial County, California),     8/06 at 102         AAA              2,812,673
                 General Obligation Bonds, 1996 Series A, 5.625%, 8/01/13

        3,000   Escondido Union High School District (San Diego County,              11/06 at 102         AAA              3,339,060
                 California), General Obligation Bonds, Election of 1996,
                 5.700%, 11/01/10

                Fresno Unified School District (Fresno County, California),
                General Obligation Bonds, Election of 1995, Series 2001F:
        1,065    5.125%, 8/01/21                                                      8/09 at 102         AAA              1,105,214
        1,160    5.125%, 8/01/22                                                      8/09 at 102         AAA              1,198,210
        1,220    5.125%, 8/01/23                                                      8/09 at 102         AAA              1,257,259
        1,000    5.125%, 8/01/25                                                      8/09 at 102         AAA              1,027,350

        1,500   Hacienda La Puente Unified School District, County of Los Angeles,    8/10 at 101         AAA              1,561,710
                 California, General Obligation Bonds, Election of 2000,
                 Series A, 5.250%, 8/01/25

        1,750   Lake Tahoe Unified School District (El Dorado County, California),    8/09 at 100         AAA              1,814,698
                 General Obligation Bonds, Election of 1999, Series A,
                 5.250%, 8/01/24

        2,000   Unified School District (City of Los Angeles, California), General    7/08 at 102         AAA              2,042,120
                 Obligation Bonds, Series 1997A, 5.000%, 7/01/21

        1,850   Sacramento City Unified School District (Sacramento County,           7/09 at 102         Aaa              2,056,460
                 California), General Obligation Bonds, Series 2000A,
                 5.750%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 40.7%

        3,620   Alameda County Public Facilities Corporation, California,             9/06 at 102         AAA              4,095,378
                 Certificates of Participation (1991 Financing Project),
                 6.000%, 9/01/21

        6,985   County of Alameda, California, 1993 Refunding Certificates           12/03 at 102         AAA              7,618,540
                 of Participation (Santa Rita Jail Project), 5.700%, 12/01/14

                Anaheim Public Financing Authority, California, Lease Revenue
                Bonds (Anaheim Public Improvements Project), Subordinate Lease
                Revenue Bonds, 1997 Series C:
        5,130    0.000%, 9/01/18                                                     No Opt. Call         AAA              2,244,170
        8,000    0.000%, 9/01/21                                                     No Opt. Call         AAA              2,911,120

        1,800   California Public School District Financing Authority, Lease Revenue  9/06 at 102         AAA              1,961,424
                 Bonds (Southern Kern Unified School District Projects),
                 Series 1996B, 5.800%, 9/01/16

        5,250   State Public Works Board of the State of California, Lease Revenue    1/06 at 100         AAA              5,376,315
                 Bonds, Department of Corrections, 1996 Series A (California
                 Substance Abuse Treatment Facility and State Prison at
                 Corcoran and Corcoran II), 5.250%, 1/01/21

        3,450   State Public Works Board of the State of California, Lease Revenue   11/09 at 101         AAA              3,769,470
                 Bonds (California Department of Health Services), 1999 Series A
                 (Richmond Laboratory Project), 5.750%, 11/01/24

        5,000   Community Redevelopment Agency of the City of Compton,                8/05 at 102         AAA              5,712,950
                 California, Refunding Tax Allocation Bonds (Compton
                 Redevelopment Project), Series 1995A (Project Tax Revenues,
                 Subventions, and Housing Tax Revenues), 6.500%, 8/01/13

        4,000   County of Contra Costa, California, Certificates of Participation    11/07 at 102         AAA              4,241,120
                 (Merrithew Memorial Hospital Replacement Project), Refunding
                 Series of 1997, 5.500%, 11/01/22

        6,000   City of El Monte, California, Department of Public Services           1/11 at 100         AAA              6,123,000
                 Facility Phase II, Certificates of Participation, Senior Lien
                 Series 2001, 5.000%, 1/01/21

        3,000   Galt Schools Joint Powers Authority (Sacramento County,              11/07 at 102         AAA              3,277,800
                 California), 1997 Refunding Revenue Bonds (High School
                 and Elementary School Facilities), Series A, 5.875%, 11/01/24

        5,000   Kern County Board of Education, California, Refunding Certificates    5/08 at 102         AAA              5,146,200
                 of Participation, 1998 Series A, 5.200%, 5/01/28

        5,000   La Quinta Redevelopment Agency, California, Tax Allocation            9/07 at 102         AAA              5,133,900
                 Refunding Bonds (La Quinta Redevelopment Project Area No. 1),
                 Series 1998, 5.200%, 9/01/28

        3,865   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101         AAA              4,013,609
                 California, Proposition C Sales Tax Revenue Bonds, Second Senior
                 Lien Series 2000A, 5.250%, 7/01/30


16

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       2,020   Menifee Union School District (Riverside County, California),         9/06 at 102         AAA             $2,210,708
                 Certificates of Participation (1996 School Project),
                 6.125%, 9/01/24

        2,690   Norwalk Community Facilities Financing Authority (Los Angeles         9/05 at 102         AAA              2,927,231
                 County, California), Tax Allocation Refunding Revenue Bonds,
                 1995 Series A, 6.000%, 9/01/15

        2,000   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102         AAA              2,208,760
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33

        3,000   Puerto Rico Highway and Transportation Authority, Highway         7/03 at 101 1/2         AAA              3,025,290
                 Revenue Bonds, Series X, 5.000%, 7/01/22

        9,000   City of Redlands, California, Certificates of Participation (1993     9/03 at 102         AAA              9,617,670
                 Refunding of 1986 and 1987 Projects), 5.800%, 9/01/17

        5,000   San Bernardino Joint Powers Financing Authority, California,          9/09 at 102         AAA              5,405,350
                 Refunding Certificates of Participation (Police Station - South
                 Valle Refundings and 201 Building Projects), 5.500%, 9/01/20

        3,500   San Francisco Bay Area Rapid Transit District, California, Sales      7/09 at 101         AAA              3,716,650
                 Tax Revenue Bonds, Series 1999, 5.500%, 7/01/34

        1,930   Santa Margarita/Dana Point Authority, Orange County, California,     No Opt. Call         AAA              2,240,981
                  Revenue Bonds (1994 Improvement Districts Nos. 1, 2, 2A
                 and 8 General Obligation Bond Refinancing), Series A,
                 7.250%, 8/01/05

                South Orange County Public Financing Authority (California),
                Special Tax Revenue Bonds, 1994 Series C (Foothill Area):
        3,000    8.000%, 8/15/08                                                     No Opt. Call         AAA              3,838,710
        6,830    8.000%, 8/15/09                                                     No Opt. Call         AAA              8,895,460

        3,855   Redevelopment Agency of Suisun City (County of Solano,               10/03 at 102         AAA              4,115,868
                 California), 1993 Tax Allocation Refunding Bonds (Suisun City
                 Redevelopment Project), 5.900%, 10/01/23

        5,450   Visalia Public Finance Authority, California, Refunding Certificates 12/06 at 102         AAA              5,678,519
                 of Participation (Motor Vehicle License Fee Enhancement),
                 Series 1996A, 5.375%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.1%

        6,500   Foothill/Eastern Transportation Corridor Agency, California,      1/10 at 65 5/16         AAA              2,766,725
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/18

        5,000   Airports Commission of the City and County of San Francisco,          5/11 at 100         AAA              5,088,800
                 California, San Francisco International Airport, Second Series
                 Revenue Refunding Bonds, Issue 27A, 5.250%, 5/01/31
                 (Alternative Minimum Tax)

        3,750   City of San Jose, California, Airport Revenue Bonds, Series of 1993,  3/03 at 102         AAA              3,871,200
                 5.700%, 3/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.4%

        3,000   Central Unified School District (Fresno County, California),          3/03 at 102         AAA              3,194,130
                 General Obligation Bonds, Election of 1992, 5.625%, 3/01/18
                 (Pre-refunded to 3/01/03)

        4,320   County of Riverside, California, Single Family Mortgage Revenue      No Opt. Call         AAA              6,108,826
                 Bonds (GNMA Mortgage-Backed Securities Program), Issue B
                 of 1987, 8.625%, 5/01/16 (Alternative Minimum Tax)

        9,000   Airports Commission of the City and County of San Francisco,          5/04 at 101         AAA              9,908,550
                 California, San Francisco International  Airport, Second Series
                 Revenue Bonds, Issue 8B, 6.100%, 5/01/20 (Pre-refunded to 5/01/04)

        1,570   City of Torrance, California, Floating Rate Demand Hospital Revenue  12/05 at 100         AAA              1,720,312
                 Bonds (Little Company of Mary Hospital), 1985 Series A,
                 7.100%, 12/01/15 (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.0%

        3,740   California Pollution Control Financing Authority, Pollution Control   9/09 at 101         AAA              3,825,384
                 Revenue Refunding Bonds (Southern California Edison Company),
                 1999 Series B, 5.450%, 9/01/29

        3,215   Modesto Irrigation District Financing Authority (California),        10/06 at 102         AAA              3,551,964
                 Refunding Revenue Bonds, Series A, 6.000%, 10/01/15

        1,790   Sacramento City Financing Authority (California), 1999 Capital       12/09 at 102         AAA              1,991,286
                 Improvement Revenue Bonds (Solid Waste and Redevelopment
                 Projects), 5.800%, 12/01/19

        3,500   Sacramento Municipal Utility District (California), Electric Revenue  8/06 at 102         AAA              3,706,885
                 Bonds, 1996 Series J, 5.600%, 8/15/24

        6,650   Turlock Irrigation District (California), Revenue Refunding Bonds,    7/02 at 100         AAA              6,799,093
                 Series 1992-A, 5.750%, 1/01/18


17

                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                                   Portfolio of Investments August 31, 2001

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 7.8%

$       3,530   Castaic Lake Water Agency (California), Refunding Revenue            No Opt. Call         AAA             $4,051,769
                 Certificates of Participation (Water System Improvement
                 Projects), Series 1994A, 8.000%, 8/01/04

        2,975   Chino Basin Regional Financing Authority (California), Revenue        8/04 at 102         AAA              3,276,933
                 Bonds, Series 1994 (Chino Basin Municipal Water District Sewer
                 System Project), 6.000%, 8/01/16

        2,775   Pomona Public Financing Authority (California), 1999 Revenue          5/09 at 101         AAA              2,949,603
                 Bonds, Series AC (Water Facilities Project), 5.500%, 5/01/29

        1,000   Sacramento County Sanitation Districts Financing Authority            6/10 at 101         AAA              1,083,450
                 (California), Revenue Bonds, Series 2000A (Sacramento Regional
                 County Sanitation District), 5.500%, 12/01/20

        2,900   City and County of San Francisco (California), Sewer Revenue         10/02 at 102         AAA              2,994,392
                 Refunding Bonds, Series 1992, 5.500%, 10/01/15

        2,000   South San Joaquin Irrigation District (San Joaquin County,            1/03 at 102         AAA              2,073,880
                 California), 1993 Refunding Revenue Certificates of Participation
                 (1987 Project and 1992 Project), 5.500%, 1/01/15

        5,410   City of Tulare, California, 1996 Sewer Revenue Bonds,                11/06 at 102         AAA              5,830,790
                 5.750%, 11/15/21
------------------------------------------------------------------------------------------------------------------------------------
$     294,590   Total Investments (cost $258,720,286) - 98.8%                                                            281,186,273
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       3,446,738
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $284,633,011
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.



                            Nuveen California Premium Income Municipal Fund (NCU)
                            Portfolio of
                                   Investments August 31, 2001

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE - 12.4%

$       5,150   California Health Facilities Financing Authority, Hospital Revenue    5/03 at 102        BBB+             $5,215,354
                 Bonds (Downey Community Hospital), Series 1993,
                 5.750%, 5/15/15

        8,100   California Statewide Community Development Authority, Revenue        No Opt. Call         AAA              8,382,690
                 Refunding Bonds (Sherman Oaks Project), Series 1998A,
                 5.000%, 8/01/22

        2,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda   12/03 at 102         BB-              1,958,480
                 University Medical Center Project), Series 1993A, 6.000%, 12/01/06


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.5%

        2,000   California Statewide Communities Development Authority, Apartment     7/08 at 101         BBB              2,009,680
                 Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, L.P.), Series 1998A, 5.250%, 5/15/25 (Mandatory
                 put 5/15/13)

        7,325   The Community Redevelopment Agency of the City of Los Angeles,        6/05 at 105         AAA              8,244,361
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

        3,910   City of Stanton, California, Multifamily Housing Revenue Bonds        8/07 at 102         AAA              4,107,064
                 (Continental Gardens Apartments), Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax) (Mandatory put 8/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.3%

        3,090   California Housing Finance Agency, Single Family Mortgage             2/07 at 102         AAA              3,271,538
                 Bonds II, 1997 Series A-1, 6.000%, 8/01/20 (Alternative
                 Minimum Tax)

        1,000   California Housing Finance Agency, Home Mortgage Revenue              8/04 at 102         Aa2              1,055,210
                 Bonds, 1994 Series A, 6.550%, 8/01/26

        1,000   California Housing Finance Agency, Home Mortgage Revenue              8/05 at 102         AAA              1,036,020
                 Bonds, 1994 Series F-3, 6.100%, 8/01/15 (Alternative
                 Minimum Tax)

        2,000   California Housing Finance Agency, Home Mortgage Revenue              2/07 at 102         AAA              2,132,260
                 Bonds, 1997 Series B, 6.000%, 8/01/16 (Alternative
                 Minimum Tax)

        1,400   California Rural Home Mortgage Finance Authority, Single             No Opt. Call         AAA              1,633,324
                 Family Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1996 Series C, 7.500%, 8/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.2%

        4,000   State of California, General Obligation Veterans Welfare Bonds,       6/04 at 101         AA-              3,984,560
                 Series BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

        3,000   Pomona Unified School District, California, General Obligation        8/11 at 103         AAA              3,538,350
                 Refunding Bonds, Series 1997A, 6.150%, 8/01/15

        6,500   Commonwealth of Puerto Rico, General Obligation Public                7/10 at 100         AAA              7,148,570
                 Improvement Bonds of 2000, 5.750%, 7/01/21

        3,000   San Diego Unified School District, California, 2000 General           7/10 at 100         AAA              3,090,030
                 Obligation Bonds, Election of 1998, Series B, 5.125%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 31.6%

        4,500   Bonita Canyon Public Facilities Financing Authority (California),     9/01 at 103         N/R              4,350,780
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

        5,920   State Public Works Board of the State of California, Lease Revenue   11/09 at 101         AAA              6,448,715
                 Bonds (Department of Veterans Affairs of the State of
                 California - Southern California Veterans Home - Chula Vista
                 Facility), 1999 Series A, 5.600%, 11/01/19

        2,480   City of Carlsbad (California), Assessment District No. 96-1           9/01 at 102         N/R              2,454,183
                 Limited Obligation Improvement Bonds (Rancho Carillo),
                 5.500%, 9/02/28

        1,000   Carson Redevelopment Agency (California), Refunding                  10/03 at 102         BBB              1,048,710
                 Tax Allocation Bonds (Redevelopment Project Area No. 2),
                 Series 1993, 5.875%, 10/01/09

        3,500   City of Livermore Redevelopment Agency (California), Tax              8/11 at 100         AAA              3,542,175
                 Allocation Revenue Bonds (Livermore Redevelopment Project
                 Area), Series 2001A, 5.000%, 8/01/26


19

                            Nuveen California Premium Income Municipal Fund (NCU) (continued)
                                   Portfolio of Investments August 31, 2001

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       2,160   Community Redevelopment Financing Authority of the Community          6/03 at 102          BB             $2,078,978
                 Redevelopment Agency of the City of Los Angeles, California,
                 Grand Central Square Multifamily Housing Bonds, 1993 Series A,
                 5.750%, 12/01/13 (Alternative Minimum Tax)

        1,000   Community Facilities District No. 88-1 of the City of Poway,          8/08 at 102         N/R              1,117,950
                 California (Parkway Business Center), Special Tax Refunding
                 Bonds, Series 1998, 6.500%, 8/15/09

        1,200   City of Richmond Reassessment District No. 855, California,           9/01 at 103         N/R              1,242,480
                 Limited Obligation Refunding Improvement Bonds (Atlas Road
                 West and Interchange), 6.600%, 9/02/19

        5,000   Redevelopment Agency for the County of Riverside, California,        10/11 at 102         AAA              5,191,850
                 2001 Tax Allocation Bonds (Jurupa Valley Project Area),
                 5.150%, 10/01/21

        6,200   Sacramento City Finance Authority (California), Lease Revenue        No Opt. Call         AA-              6,658,304
                  Refunding Bonds, Series 1993B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority (California), Refunding
                Revenue Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                      9/08 at 101         N/R              1,520,025
        2,000    5.800%, 9/01/27                                                      9/08 at 101         N/R              2,004,300

        2,000   City of Vista, California, Mobile Home Park Subordinate Revenue       3/09 at 102         N/R              1,832,640
                 Bonds (Vista Manor Mobile Home Park Project), Series 1999B,
                 5.750%, 3/15/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.1%

        2,750   Airports Commission of the City and County of San Francisco,          5/04 at 102         AAA              2,988,755
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 5, 6.500%, 5/01/24 (Alternative
                 Minimum Tax)

        2,000   Airports Commission of the City and County of San Francisco,          5/06 at 102         AAA              2,101,040
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 10A, 5.700%, 5/01/26 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.8%

        1,500   ABAG Finance Authority for Nonprofit Corporations, California,       No Opt. Call         AAA              1,598,475
                 Certificates of Participation (Stanford University Hospital),
                 Series 1993, 5.250%, 11/01/20

        3,200   State Public Works Board of the State of California, Lease Revenue   10/04 at 102       A1***              3,622,400
                 Bonds (The Trustees of the California State University),
                 1994 Series A (Various California State University Projects),
                 6.375%, 10/01/14 (Pre-refunded to 10/01/04)

        4,000   California Statewide Communities Development Authority,               8/02 at 102       A3***              4,214,360
                 Hospital Revenue Certificates of Participation (Cedars-Sinai
                 Medical Center), Series 1992, 6.500%, 8/01/15 (Pre-refunded to 8/01/02)

        2,565   City of Torrance, California, Floating Rate Demand Hospital Revenue  12/05 at 100         AAA              2,810,573
                 Bonds (Little Company of Mary Hospital), 1985 Series A,
                 7.100%, 12/01/15 (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.2%

        1,000   California Pollution Control Financing Authority, Pollution Control  12/02 at 102         AAA              1,035,400
                 Revenue Bonds (Southern California Edison Company),
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,000   Merced Irrigation District, California, 2001 Electric System          9/05 at 102         N/R              3,021,420
                 Refunding Revenue Bonds (Electric System Project),
                 6.500%, 9/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.4%

        5,000   Culver City, California, Wastewater Facilities Refunding Revenue      9/09 at 102         AAA              5,448,600
                 Bonds, 1999 Series A, 5.700%, 9/01/29
------------------------------------------------------------------------------------------------------------------------------------
$     116,950   Total Investments (cost $116,746,883) - 98.5%                                                            123,139,604
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       1,927,629
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $125,067,233
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.



                            Nuveen California Dividend Advantage Municipal Fund (NAC)
                            Portfolio of
                                   Investments August 31, 2001

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 2.3%
$       5,000   California Statewide Communities Development Authority,              11/09 at 102         N/R             $5,256,200
                 Certificates of Participation (Pride Industries and Pride One,
                 Inc.), 7.250%, 11/01/29

                Tobacco Securitization Authority of Northern California, Tobacco
                Settlement Asset-Backed Bonds, Series 2001A:
        2,500    5.250%, 6/01/31                                                      6/11 at 100          A1              2,525,450
        4,500    5.375%, 6/01/41                                                      6/11 at 100          A1              4,540,410

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.8%

        3,000   Long Beach Bond Finance Authority, California, Lease Revenue         11/11 at 100         AAA              3,300,270
                 Refunding Bonds (The Aquarium of the South Pacific),
                 5.500%, 11/01/17

        6,000   The Regents of the University of California, Multiple Purpose         9/08 at 101          AA              6,433,380
                 Project Revenue Bonds, Series K, 5.000%, 9/01/12

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.6%

        8,400   California Health Facilities Financing Authority, Kaiser Permanente  10/08 at 101           A              8,709,708
                 Revenue Bonds, Series 1998B, 5.250%, 10/01/14 (Optional
                 put 10/01/08)

       15,000   California Health Facilities Financing Authority, Revenue Bonds      12/09 at 101          A3             16,190,850
                 (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

       18,755   California Health Facilities Financing Authority, Revenue Bonds      11/08 at 101         AAA             18,870,531
                  (USCF - Stanford Health Care), 1998 Series A, 5.000%, 11/15/28

        8,000   Central California Joint Powers Health Financing Authority,           2/10 at 101        BBB+              8,452,480
                 Certificates of Participation (Community  Hospitals of Central
                 California Obligated Group Project), Series 2000, 6.000%, 2/01/30

       10,500   City of Duarte, California, Certificates of Participation (City of    4/09 at 101         BBB             10,168,725
                 Hope National Medical Center), Series 1999A, 5.250%, 4/01/31

        4,000   City of Upland, California, Certificates of Participation,            1/04 at 102           A              4,165,240
                 1993 Series (San Antonio Community Hospital), 5.250%, 1/01/08

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.7%

       15,000   California Statewide Communities Development Authority,               7/08 at 101         BBB             15,256,050
                 Apartment Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, L.P.), Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

       10,000   California Statewide Communities Development Authority,              No Opt. Call        BBB+             10,401,500
                 Multifamily Housing Refunding Bonds (Archstone Pelican Point
                 Apartments), Issue 1999H Archstone Communities Trust,
                 5.300%, 6/01/29 (Mandatory put 6/01/08)

        5,000   County of Contra Costa (California), Multifamily Housing              6/09 at 102         N/R              4,844,550
                 Revenue Bonds (Delta View Apartments), Series 1999C,
                 6.750%, 12/01/30 (Alternative Minimum Tax)

       15,000   Housing Authority of the County of San Bernardino (California),      No Opt. Call          A3             15,345,900
                 Multifamily Housing Revenue Refunding Bonds (Equity
                 Residential/Redlands Lawn and Tennis Apartments), Issue 1999A,
                 5.200%, 6/15/29 (Mandatory put 6/15/09)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.8%

       42,155   California Housing Finance Agency, Single Family Mortgage          2/09 at 31 1/8         AAA              8,564,210
                 Bonds II, 1999 Series D2, 0.000%, 2/01/29 (Alternative Minimum Tax)

       11,500   California Housing Finance Agency, Home Mortgage Revenue          2/09 at 101 1/2         AAA             11,575,900
                 Bonds, Series 1998E, 5.250%, 2/01/33 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.6%

        8,500   Riverside County Public Financing Authority (California),             5/09 at 101        BBB-              8,349,720
                 Certificates of Participation (Air Force Village West, Inc.),
                 5.800%, 5/15/29


21

                            Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)
                                   Portfolio of Investments August 31, 2001

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 7.5%

$       9,000   State of California, Various Purpose General Obligation Bonds,        4/09 at 101         AAA             $8,829,990
                 4.750%, 4/01/29

       18,500   Los Angeles Unified School District, California, General Obligation   7/09 at 101         AAA             19,247,770
                  Bonds, Election of 1997, Series 1999C, 5.250%, 7/01/24

        3,600   Los Angeles Unified School District, California, General Obligation   7/10 at 100         AAA              4,032,936
                 Bonds, Election of 1997, Series 2000D, 5.625%, 7/01/14

        1,750   Oakland Unified School District, Alameda County, California, General  8/08 at 101         AAA              1,805,038
                  Obligation Bonds, Series 2001, 5.125%, 8/01/21

        5,000   Commonwealth of Puerto Rico, General Obligation Public                7/10 at 100         AAA              5,568,650
                 Improvement Bonds of 2000, 5.750%, 7/01/16

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.2%

        8,665   Bonita Canyon Public Facilities Financing Authority (California),     9/01 at 103         N/R              8,377,669
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

       13,290   Community Facilities District No. 1, Mira Loma Area of Jurupa         9/08 at 102         AAA             13,116,034
                 (California), 1998 Special Tax Bonds, 4.750%, 9/01/24
                 (Optional put 9/01/10)

        5,500   County of Los Angeles (California), Certificates of Participation     9/08 at 101         AAA              5,437,905
                 (1998 Disney Parking Refunding Project), 4.750%, 3/01/23

        5,000   Los Angeles County Metropolitan Transportation Authority              7/08 at 101         AAA              5,065,950
                 (California), Proposition C Sales Tax Revenue Refunding Bonds,
                 Second Senior Bonds, Series 1998-A, 5.000%, 7/01/23

        3,465   Los Angeles County Metropolitan Transportation Authority              7/11 at 101         AAA              3,505,263
                 (California), Proposition A First Tier Senior Sales Tax
                 Revenue Bonds, Series 2001A, 5.000%, 7/01/27

       14,160   Oakland State Building Authority (California), Lease Revenue Bonds    4/08 at 101         AAA             14,361,780
                 (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

        4,000   Orange County Local Transportation Authority (California),           No Opt. Call         AAA              4,531,400
                 Measure M Sales Tax Revenue Refunding Bonds, Limited Tax
                 Bonds, Second Senior Bonds, Series 1997A, 5.700%, 2/15/08

        8,100   Poway Redevelopment Agency (California), Tax Allocation Refunding    12/10 at 102         AAA              8,945,478
                 Bonds (Paguay Redevelopment Project), Series 2000,
                 5.750%, 6/15/33

       11,925   Riverside County Public Financing Authority (California),            No Opt. Call         N/R             12,847,041
                 Reassessment Revenue Bonds (Rancho Village Project/Assessment
                 District No. 159), 1999 Series B (Junior Lien Bonds),
                 6.000%, 9/02/07

       25,060   Redevelopment Agency of the City of San Jose (California), Tax        8/08 at 102           A             25,586,511
                 Allocation Bonds (Merged Area Redevelopment Project),
                 Series 1998, 5.250%, 8/01/29

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 16.3%

       21,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 101        BBB-             21,994,731
                 Toll Road Refunding Revenue Bonds, Series 1999, 5.750%, 1/15/40

        8,515   Harbor Department of the City of Los Angeles, California, Revenue     8/11 at 100         AAA              9,039,269
                 Refunding Bonds, Series 2001B, 5.500%, 8/01/18
                 (Alternative Minimum Tax)

       23,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100         AAA             24,777,670
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        5,000   Airports Commission of the City and County of San Francisco,          5/06 at 101         AAA              5,208,200
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 13B, 5.625%, 5/01/21 (Alternative
                 Minimum Tax)

       23,275   Airports Commission of the City and County of San Francisco,          5/10 at 101         AAA             25,040,176
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 25, 5.750%, 5/01/30 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.8%

       10,000   Merced Irrigation District, California, 2001 Electric System          9/05 at 102         N/R             10,154,800
                 Refunding Revenue Bonds (Electric System Project),
                 6.750%, 9/01/31

       10,500   Northern California Power Agency, Hydroelectric Project Number        7/08 at 101         AAA             10,807,965
                 One Revenue Bonds, 1998 Refunding Series A, 5.200%, 7/01/32

       10,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,        7/08 at 101 1/2          A-             10,540,215
                 Series DD, 5.000%, 7/01/28

       15,000   Sacramento Municipal Utility District (California), Electric Revenue  7/04 at 101           A             15,187,050
                 Refunding Bonds, 1999 Series M,  5.250%, 7/01/28


22

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 16.1%

$      12,000   Carmichael Water District (Sacramento County, California),            9/09 at 102         AAA            $12,282,960
                 1999 Water Revenue Certificates of Participation, 5.125%, 9/01/29

        7,200   Castaic Lake Water Agency, California, Revenue Certificates of        8/09 at 101         AAA              7,354,728
                 Participation (Water System Improvement Project), Series 1999A,
                 5.125%, 8/01/30

        4,985   East Bay Municipal Utility District (Alameda and Contra Costa         6/08 at 101         AAA              4,892,080
                 Counties, California), Wastewater System Subordinated Revenue
                 Bonds, Series 1998, 4.750%, 6/01/28

        4,000   East Bay Municipal Utility District (Alameda and Contra Costa         6/08 at 101         AAA              3,910,640
                 Counties, California), Water System Subordinated Revenue Bonds,
                 Series 1998, 4.750%, 6/01/34

       20,000   Department of Water and Power of the City of Los Angeles,             7/11 at 100          AA             20,243,600
                 California, Waterworks Revenue Bonds, Series 2001A Refunding,
                 5.125%, 7/01/41

       13,425   The Metropolitan Water District of Southern California, Water         1/08 at 101          AA             13,458,563
                 Revenue Bonds, 1997 Authorization, Series A, 5.000%, 7/01/37

       14,000   Orange County Water District (California), Revenue Certificates       8/09 at 101          AA             14,657,860
                 of Participation, Series 1999A, 5.375%, 8/15/29

        8,250   Pico Rivera Water Authority (California), Revenue Bonds,             12/11 at 102         N/R              8,415,410
                 2001 Series A, 6.250%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
$     540,625   Total Investments (cost $493,487,460) - 98.7%                                                            522,176,406
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.0%

$         100   California Statewide Communities Development Authority,                                VMIG-1                100,000
=============    Certificates of Participation (Northern California Retired Officers
                 Community), Variable Rate Demand Bonds, 2.300%, 6/01/26+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       6,920,664
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $529,197,070
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.



                            Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
                            Portfolio of
                                   Investments August 31, 2001


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 0.9%
$       3,000   Tobacco Securitization Authority of Northern California, Tobacco      6/11 at 100          A1             $3,026,940
                 Settlement Asset-Backed Bonds, Series 2001A, 5.375%, 6/01/41


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.3%

        5,000   California Educational Facilities Authority, Revenue Bonds,           6/11 at 101         AAA              5,219,300
                 Stanford University, Series Q, 5.250%, 12/01/32

                California Educational Facilities Authority, Revenue Bonds,
                Loyola Marymount University, Series 2001A Refunding:
        7,620    0.000%, 10/01/26                                                    No Opt. Call         Aaa              2,074,393
        7,365    0.000%, 10/01/27                                                    No Opt. Call         Aaa              1,896,414
        4,120    0.000%, 10/01/28                                                    No Opt. Call         Aaa              1,005,733

       15,000   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102         Aaa             15,290,700
                 Bonds (California Loan Program), Series 2001A, 5.400%, 3/01/21
                 (Alternative Minimum Tax)

        9,000   Long Beach Bond Finance Authority, California, Lease Revenue         11/11 at 101         AAA              9,374,040
                 Refunding Bonds (The Aquarium of the South Pacific),
                 5.250%, 11/01/30

        9,000   The Regents of the University of California, Multiple Purpose         9/08 at 101          AA              9,353,970
                 Project Revenue Bonds, Series K, 5.300%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 3.2%

        5,000   California Health Facilities Financing Authority, Kaiser Permanente   5/03 at 102           A              5,048,800
                 Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        3,000   Central California Joint Powers Health Financing Authority,           2/10 at 101        BBB+              3,169,680
                 Certificates of Participation (Community Hospitals of Central
                 California Obligated Group Project), Series 2000, 6.000%, 2/01/30

        2,500   City of Torrance, California, Revenue Bonds (Torrance Memorial        6/11 at 101          A+              2,549,600
                 Medical Center), Series 2001A, 5.500%, 6/01/31

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.9%

       10,200   California Statewide Communities Development Authority,              12/01 at 100         N/R             10,202,652
                 Multifamily Housing Revenue Bonds (Citrus Gardens Apartments
                 Project), Series 2001J, 6.250%, 6/01/37 (Mandatory put 6/01/02)

        5,962   California Statewide Communities Development Authority,               6/11 at 102         AAA              6,159,700
                 Multifamily Housing Revenue Refunding Bonds (Claremont
                 Village Apartments), Series 2001D, 5.500%, 6/01/31 (Mandatory
                 put 6/01/16)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.9%

        6,000   California Rural Home Mortgage Finance Authority, Single Family       6/11 at 102         AAA              6,180,300
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 2001 Series A, 5.650%, 12/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

        4,650   Redevelopment Agency of the City and County of San Francisco,        10/11 at 100         Aaa              4,857,762
                 California, Multifamily Housing Revenue Bonds (Kokoro Assisted
                 Living Project), GNMA Series 2001A, 5.675%, 4/20/43

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.3%

        5,595   State of California, Various Purpose General Obligation Bonds,       12/10 at 100         Aa3              5,825,402
                 5.250%, 12/01/22

        9,000   State of California, Veterans General Obligation Bonds, Series BV,    6/06 at 101         AAA              9,341,730
                 5.600%, 12/01/32

        8,330   Los Angeles Unified School District, California, General Obligation   7/10 at 100         AAA              8,744,418
                 Bonds, Election of 1997, Series 2000D, 5.375%, 7/01/25

          275   Sacramento City Unified School District, Sacramento County,           7/10 at 102         AAA                277,849
                 California, General Obligation Bonds, Election of 1999,
                 Series B of 2001, 5.000%, 7/01/30

       14,190   City of San Jose, California, General Obligation Bonds (Libraries     9/11 at 100         AA+             14,524,600
                 and Parks Projects), Series 2001, 5.125%, 9/01/31



24

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       4,050   City of Santa Rosa High School District, County of Sonoma,            5/11 at 101         AAA             $4,246,547
                 California, General Obligation Bonds, Series 2001, 5.300%, 5/01/26

        7,600   Southwestern Community College District, San Diego County,            8/11 at 101         AAA              8,046,500
                 California, General Obligation Bonds, Series 2001, 5.375%, 8/01/25

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 30.6%

        9,000   Anitoch Area Public Facilities Financing Authority, California,       8/08 at 103         AAA              9,370,260
                 Special Tax Bonds (Community Facilities District No. 1989-1),
                 Series 2001, 5.250%, 8/01/25

        2,885   County of Contra Costa Public Financing Authority, California,        8/08 at 101         AAA              3,022,239
                 Lease Revenue Bonds (Refunding and Various Capital Facilities
                 Projects), Series 1998A, 5.350%, 8/01/24

        7,595   City of Encinitas Public Financing Authority, California, Lease       4/08 at 102         AAA              7,857,103
                 Revenue Bonds (Acquisition Project), Series 2001A, 5.250%, 4/01/31

        3,490   City of Fontana, Village of Heritage, California, Senior Special      9/08 at 102         AAA              3,712,522
                 Tax Refunding Bonds (Community Facilities District No. 2),
                 1998 Series A, 5.250%, 9/01/17

        8,000   Los Angeles County Metropolitan Transportation Authority              7/08 at 101         AAA              8,105,520
                 (California), Proposition C Sales Tax Revenue Refunding Bonds,
                 Second Senior Bonds, Series 1998-A, 5.000%, 7/01/23

        5,670   City of Oakland Joint Powers Financing Authority, California,        No Opt. Call         AAA              6,439,646
                 Lease Revenue Refunding Bonds, Series 2001 (Oakland
                 Convention Centers), 5.500%, 10/01/14

        9,000   Redevelopment Agency for the County of Riverside, California,        10/11 at 102         AAA              9,330,930
                 2001 Tax Allocation Bonds (Jurupa Valley Project Area),
                 5.250%, 10/01/35

        9,000   Sacramento City Financing Authority, California, 2001 Capital         6/11 at 100         AAA              9,079,560
                 Improvement Revenue Bonds, Series A (Water and Capital
                 Improvement Projects), 5.000%, 12/01/32

        5,000   Santa Ana Financing Authority, California, Revenue Refunding          9/08 at 102         AAA              5,162,800
                 Bonds (South Harbor Boulevard Project), Series 1998A,
                 5.000%, 9/01/19

                Santa Clara Valley Transportation Authority, California, Sales
                Tax Revenue Bonds, Series 2001A:
       16,090    5.000%, 6/01/25                                                      6/11 at 100         AAA             16,293,217
       15,345    5.000%, 6/01/26                                                      6/11 at 100         AAA             15,526,992

        3,045   Redevelopment Agency of the City of Yucaipa, California,              5/11 at 102         N/R              3,049,476
                 Mobile Home Park Revenue Bonds (Rancho del Sol and
                 Grandview), Series 2001A, 6.750%, 5/15/36

        5,600   City of Yucaipa, Chapman Heights, County of San Bernardino,           9/09 at 102         N/R              5,386,808
                 California, 1998 Special Tax Bonds (Community Facilities
                 District No. 98-1), 6.000%, 9/01/28

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.2%

        5,500   California Statewide Communities Development Authority,              10/11 at 100         Ba1              5,559,015
                 Special Facility Revenue Bonds (United Air Lines, Inc. -
                 Los Angeles International Airport Cargo Project), Series 2001,
                 6.250%, 10/01/35 (Alternative Minimum Tax)

        3,840   Sacramento-Yolo Port District, Counties of Sacramento and             7/08 at 101        Baa2              3,939,341
                 Yolo, California, Port Facilities Refunding and Improvement
                 Revenue Bonds, Series 2001, 5.125%, 7/01/14

        1,750   Airports Commission of the City and County of San Francisco,          5/09 at 101         AAA              1,745,905
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 23B Bonds, 5.000%, 5/01/30 (Alternative
                 Minimum Tax)

        6,100   Airports Commission of the City and County of San Francisco,          5/10 at 101         AAA              6,216,876
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 26A, 5.250%, 5/01/30 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.6%

        5,000   California Pollution Control Financing Authority, Pollution Control   4/11 at 102         AAA              5,172,250
                 Refunding Revenue Bonds (Pacific Gas and Electric Company),
                 1996A Remarketed, 5.350%, 12/01/16 (Alternative Minimum Tax)

       30,000   Sacramento Municipal Utility District, California, Electric Revenue   8/11 at 100         AAA             30,292,200
                 Bonds, Series 2001N, 5.000%, 8/15/28


25

                            Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (continued)
                                   Portfolio of Investments August 31, 2001

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 11.2%

$      15,000   East Bay Municipal Utility District, Alameda and Contra Costa         6/11 at 100         AAA            $15,177,900
                 Counties, California, Water System Subordinated Revenue Bonds,
                 Series 2001, 5.000%, 6/01/26

       13,400   Department of Water and Power of the City of Los Angeles,             7/11 at 100         AAA             13,667,732
                 California, Waterworks Revenue Bonds, Series 2001A Refunding,
                 5.125%, 7/01/41

        8,350   The Metropolitan Water District of Southern California, Water         1/08 at 101          AA              8,370,874
                  Revenue Bonds, 1997 Authorization, Series A, 5.000%, 7/01/37
------------------------------------------------------------------------------------------------------------------------------------
$     335,117   Total Investments (cost $314,932,501) - 98.6%                                                            328,896,196
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                       4,544,202
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $333,440,398
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                 See accompanying notes to financial statements.



Statement of
      Net Assets August 31, 2001
                                                        INSURED           INSURED        CALIFORNIA       CALIFORNIA      CALIFORNIA
                                                     CALIFORNIA        CALIFORNIA           PREMIUM         DIVIDEND        DIVIDEND
                                                 PREMIUM INCOME  PREMIUM INCOME 2            INCOME        ADVANTAGE     ADVANTAGE 2
                                                          (NPC)             (NCL)             (NCU)            (NAC)           (NVX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value                                 $146,174,708      $281,186,273      $123,139,604     $522,176,406    $328,896,196
Temporary investments in short-term municipal
   securities, at amortized cost, which
   approximates market value                                 --                --                --          100,000              --
Cash                                                    456,121           305,805           628,316          265,865       1,044,556
Receivables:
   Interest                                           2,040,609         4,077,667         1,832,380        7,027,306       4,826,978
   Investments sold                                          --           125,043            20,600        1,615,000              --
Other assets                                             13,828            32,121             2,703           36,497          15,730
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                  148,685,266       285,726,909       125,623,603      531,221,074     334,783,460
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
   Management fees                                       80,524           153,197            68,293          147,749          94,681
   Other                                                 82,905            96,674           102,885          190,028         156,573
Preferred share dividends payable                         7,212            10,541            10,249           28,290          26,067
Common share dividends payable                          446,800           833,486           374,943        1,657,937       1,065,741
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                 617,441         1,093,898           556,370        2,024,004       1,343,062
====================================================================================================================================
Net assets                                         $148,067,825      $284,633,011      $125,067,233     $529,197,070    $333,440,398
====================================================================================================================================
Preferred shares, at liquidation value             $ 45,000,000      $ 95,000,000      $ 43,000,000     $175,000,000    $110,000,000
====================================================================================================================================
Preferred shares outstanding                              1,800             3,800             1,720            7,000           4,400
====================================================================================================================================
Common shares outstanding                             6,425,832        12,631,158         5,771,520       23,406,348      14,787,016
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value,
   divided by Common shares outstanding)           $      16.04      $      15.01      $      14.22     $      15.13    $      15.11
====================================================================================================================================

                 See accompanying notes to financial statements.



Statement of
      Operations Year Ended August 31, 2001
                                                        INSURED           INSURED       CALIFORNIA       CALIFORNIA      CALIFORNIA
                                                     CALIFORNIA        CALIFORNIA          PREMIUM         DIVIDEND        DIVIDEND
                                                 PREMIUM INCOME  PREMIUM INCOME 2           INCOME        ADVANTAGE     ADVANTAGE 2
                                                          (NPC)             (NCL)            (NCU)            (NAC)           (NVX)*
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                   $ 7,892,090       $14,969,625      $ 6,794,398      $27,400,148     $ 5,574,870
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                         931,993         1,773,249          788,275        3,222,406         767,354
Preferred shares - auction fees                         112,500           237,498          107,500          437,500          79,863
Preferred shares - dividend disbursing agent fees         9,367            21,799            8,473           21,645           5,041
Shareholders' servicing agent fees and expenses          15,477            23,309           10,039            9,517           2,497
Custodian's fees and expenses                            37,688            61,789           43,156           95,619          37,958
Directors'/Trustees' fees and expenses                    1,823             3,990            1,486            9,804             860
Professional fees                                        14,758            14,911           21,366           15,826          15,896
Shareholders' reports - printing
  and mailing expenses                                   19,301            38,251           19,166           39,331          20,243
Stock exchange listing fees                              20,399            29,129            9,011           42,442             430
Investor relations expense                               16,963            29,807           15,779           52,383              --
Portfolio insurance expense                              13,491             2,998               --               --              --
Other expenses                                           11,044            16,810           10,123           17,911           1,653
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
  and expense reimbursement                           1,204,804         2,253,540        1,034,374        3,964,384         931,795
  Custodian fee credit                                  (14,498)          (14,624)         (16,758)         (32,994)        (18,865)
  Expense reimbursement                                      --                --               --       (1,524,812)       (359,177)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                          1,190,306         2,238,916        1,017,616        2,406,578         553,753
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 6,701,784        12,730,709        5,776,782       24,993,570       5,021,117
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS
Net realized gain (loss) from
   investment transactions                               (3,088)        (518,300)          727,947          153,449        (604,937)
Change in net unrealized appreciation
   (depreciation) of investments                      6,344,071        12,002,378        4,435,492       30,026,536      13,963,695
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                             6,340,983        11,484,078        5,163,439       30,179,985      13,358,758
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          $13,042,767       $24,214,787      $10,940,221      $55,173,555     $18,379,875
===================================================================================================================================


*    For the period March 27, 2001 (commencement of operations) through August
     31, 2001.


                 See accompanying notes to financial statements.



Statement of
       Changes in Net Assets

                                                      INSURED                             INSURED                        CALIFORNIA
                                                   CALIFORNIA                          CALIFORNIA                           PREMIUM
                                               PREMIUM INCOME                    PREMIUM INCOME 2                            INCOME
                                                        (NPC)                                (NCL)                             (NCU)
                                 ---------------------------------------------------------------------------------------------------
                                  YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                     8/31/01          8/31/00             8/31/01           8/31/00          8/31/01        8/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income           $ 6,701,784      $ 7,008,059        $ 12,730,709      $ 12,853,838      $ 5,776,782   $  5,927,918
 Net realized gain (loss) from
   investment transactions            (3,088)      (2,371,822)           (518,300)         (491,139)         727,947        156,785
 Change in net unrealized appreciation
   (depreciation) of investments   6,344,071        4,320,269          12,002,378         5,822,864        4,435,492        686,745
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                13,042,767        8,956,506          24,214,787        18,185,563       10,940,221      6,771,448
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From and in excess of net investment
   income:
   Common shareholders            (5,501,796)      (5,683,474)         (9,845,915)      (10,102,279)      (4,535,399)    (4,561,523)
   Preferred shareholders         (1,375,685)      (1,550,742)         (2,765,748)       (3,064,024)      (1,321,933)    (1,340,162)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders  (6,877,481)      (7,234,216)        (12,611,663)      (13,166,303)      (5,857,332)    (5,901,685)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Common shares:
   Net proceeds from sale of shares       --               --                  --                --               --             --
   Net proceeds from shares issued to
        shareholders due to reinvestment
        of distributions                  --           89,174              53,134           124,695          106,665        130,708
Preferred shares:
     Net proceeds from sale of shares     --               --                  --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
     capital share transactions           --           89,174              53,134           124,695          106,665        130,708
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets         6,165,286        1,811,464          11,656,258         5,143,955        5,189,554      1,000,471
Net assets at the beginning
   of period                     141,902,539      140,091,075         272,976,753       267,832,798      119,877,679    118,877,208
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period $148,067,825     $141,902,539        $284,633,011      $272,976,753     $125,067,233   $119,877,679
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
     investment income at the end
     of period                    $  324,927       $  499,867          $  544,540         $ 425,494       $  304,995      $ 385,545
------------------------------------------------------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.


29

Statement of
      Changes in Net Assets (continued)



                                                                                                                         CALIFORNIA
                                                                CALIFORNIA DIVIDEND ADVANTAGE (NAC)      DIVIDEND  ADVANTAGE 2 (NVX)
                                                               ---------------------------------------------------------------------
                                                                                                              FOR THE PERIOD 3/27/01
                                                                       YEAR ENDED   YEAR ENDED          (COMMENCEMENT OF OPERATIONS)
                                                                          8/31/01      8/31/00                       THROUGH 8/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                               $ 24,993,570 $ 24,941,473                         $  5,021,117
 Net realized gain (loss) from investment
   transactions                                                           153,449   (6,629,216)                            (604,937)
 Change in net unrealized appreciation
   (depreciation) of investments                                       30,026,536   18,810,097                           13,963,695
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                     55,173,555   37,122,354                           18,379,875
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                (18,957,806) (19,709,931)                          (4,258,658)
   Preferred shareholders                                              (5,398,060)  (5,976,400)                            (765,421)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                      (24,355,866) (25,686,331)                          (5,024,079)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Common shares:
   Net proceeds from sale of shares                                            --           --                          211,280,100
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                                         53,132      522,953                                  227
 Preferred shares:
   Net proceeds from sale of shares                                            --           --                          108,704,000
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions                                              53,132      522,953                          319,984,327
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                             30,870,821   11,958,976                          333,340,123
Net assets at the beginning of period                                 498,326,249  486,367,273                              100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $529,197,070 $498,326,249                         $333,440,398
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
   net investment income at
   the end of period                                                  $   439,325   $ (198,379)                        $     (2,962)
------------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

Notes to Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The California Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL), Nuveen California Premium Income Municipal Fund
(NCU), Nuveen California Dividend Advantage Municipal Fund (NAC) and Nuveen California Dividend Advantage Municipal Fund 2 (NVX). Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while California Premium Income (NCU) and California Dividend Advantage 2 (NVX) are traded on the American Stock Exchange. Prior to the commencement of operations of California Dividend Advantage 2 (NVX), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organizational expenses ($15,000) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2001, the Funds had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2001, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate may change every seven days, as set by the Auction Agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:


                                             INSURED       INSURED
                                          CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                             PREMIUM       PREMIUM      PREMIUM     DIVIDEND     DIVIDEND
                                              INCOME      INCOME 2       INCOME    ADVANTAGE  ADVANTAGE 2
                                               (NPC)         (NCL)        (NCU)        (NAC)        (NVX)
----------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        1,720           --        2,200
   Series T                                    1,800         1,900           --           --           --
   Series Th                                      --         1,900           --        3,500           --
   Series F                                       --            --           --        3,500        2,200
----------------------------------------------------------------------------------------------------------
Total                                          1,800         3,800        1,720        7,000        4,400
----------------------------------------------------------------------------------------------------------


Effective May 18, 2001, California Dividend Advantage 2 (NVX) issued 2,200 Series M and 2,200 Series F $25,000 stated value Preferred shares.

Insurance
Insured California Premium Income (NPC) and Insured California Premium Income 2
(NCL) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for California Dividend Advantage 2
(NVX). California Dividend Advantage 2's (NVX) share of offering costs ($443,400) was recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by California Dividend Advantage 2 (NVX) in connection with its offering of Preferred shares ($1,296,000) was recorded as a reduction of the proceeds from the sale of the Preferred shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:


                                INSURED CALIFORNIA         INSURED CALIFORNIA            CALIFORNIA
                               PREMIUM INCOME (NPC)      PREMIUM INCOME 2 (NCL)     PREMIUM INCOME (NCU)
-------------------------------------------------------------------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                8/31/01      8/31/00      8/31/01      8/31/00      8/31/01       8/31/00
-------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                       --           --           --            --           --           --
   Shares issued to shareholders
     due to reinvestment
     of distributions                --        6,092        3,745        13,473        7,867       10,118
-------------------------------------------------------------------------------------------------------------
                                     --        6,092        3,745        13,473        7,867       10,118
-------------------------------------------------------------------------------------------------------------
Preferred shares sold                --           --           --            --           --           --
-------------------------------------------------------------------------------------------------------------


                                                           CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND
                                                             ADVANTAGE (NAC)          ADVANTAGE 2 (NVX)
-------------------------------------------------------------------------------------------------------------
                                                                                   FOR THE PERIOD 3/27/01
                                                        YEAR ENDED   YEAR ENDED       (COMMENCEMENT OF
                                                          8/31/01      8/31/00   OPERATIONS) THROUGH 8/31/01
-------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --            --                14,780,000
   Shares issued to shareholders
     due to reinvestment
     of distributions                                       3,990        48,242                        16
-------------------------------------------------------------------------------------------------------------
                                                            3,990        48,242                14,780,016
-------------------------------------------------------------------------------------------------------------
Preferred shares sold                                          --            --                     4,400
-------------------------------------------------------------------------------------------------------------


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 1, 2001, to shareholders of record on September 15, 2001, as follows:


                                            INSURED        INSURED
                                         CALIFORNIA     CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                            PREMIUM        PREMIUM      PREMIUM     DIVIDEND     DIVIDEND
                                             INCOME       INCOME 2       INCOME    ADVANTAGE  ADVANTAGE 2
                                               (NPC)         (NCL)        (NCU)        (NAC)        (NVX)
-------------------------------------------------------------------------------------------------------------
Dividend per share                            $.0705        $.0670       $.0660       $.0705       $.0720
-------------------------------------------------------------------------------------------------------------


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended August 31, 2001, were as follows:


                                            INSURED        INSURED
                                         CALIFORNIA     CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                            PREMIUM        PREMIUM      PREMIUM     DIVIDEND     DIVIDEND
                                             INCOME       INCOME 2       INCOME    ADVANTAGE  ADVANTAGE 2
                                               (NPC)         (NCL)        (NCU)        (NAC)       (NVX)*
------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities        $29,467,356   $47,896,220  $21,969,914  $89,677,133  $361,682,138
   Short-term municipal securities         7,400,000    11,200,000           --    5,400,000            --
Sales and maturities:
   Long-term municipal securities         30,181,547    49,137,925   21,882,476   84,904,781    46,258,094
   Short-term municipal securities         7,400,000    11,200,000           --    5,300,000            --
------------------------------------------------------------------------------------------------------------

* For the period March 27, 2001 (commencement of operations) through August 31,
2001.

At August 31, 2001, the identified cost of investments owned for federal income tax purposes were as follows:


                                             INSURED       INSURED
                                          CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                             PREMIUM       PREMIUM      PREMIUM     DIVIDEND     DIVIDEND
                                              INCOME      INCOME 2       INCOME    ADVANTAGE  ADVANTAGE 2
                                                (NPC)        (NCL)        (NCU)        (NAC)        (NVX)
------------------------------------------------------------------------------------------------------------
                                        $129,946,045  $259,252,969 $116,746,883 $493,587,460 $315,537,438
------------------------------------------------------------------------------------------------------------


At August 31, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                                                           INSURED      INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                                            INCOME     INCOME 2       INCOME    ADVANTAGE
                                                             (NPC)        (NCL)        (NCU)        (NAC)
-----------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                    $    --  $   323,810   $1,039,028      $    --
   2004                                                         --    4,345,091    2,742,449           --
   2005                                                    165,897    1,283,948    1,049,994           --
   2006                                                         --           --           --           --
   2007                                                         --           --           --    1,099,956
   2008                                                    681,230           --           --    1,589,298
   2009                                                  1,592,883    2,185,870           --    4,892,139
-----------------------------------------------------------------------------------------------------------
Total                                                   $2,440,010   $8,138,719   $4,831,471   $7,581,393
-----------------------------------------------------------------------------------------------------------

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at August 31, 2001, were as follows:

                                            INSURED        INSURED
                                          CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                            PREMIUM        PREMIUM      PREMIUM     DIVIDEND     DIVIDEND
                                             INCOME       INCOME 2       INCOME    ADVANTAGE  ADVANTAGE 2
                                               (NPC)         (NCL)        (NCU)        (NAC)        (NVX)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $16,329,459   $22,763,148   $6,835,339  $28,929,286  $13,963,695
   depreciation                             (100,796)     (829,844)    (442,618)    (240,340)    (604,937)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation              $16,228,663   $21,933,304   $6,392,721  $28,688,946  $13,358,758
------------------------------------------------------------------------------------------------------------


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding California Dividend Advantage (NAC) and California Dividend Advantage 2 (NVX)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                           MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                               .6500 of 1%
For the next $125 million                                .6375 of 1
For the next $250 million                                .6250 of 1
For the next $500 million                                .6125 of 1
For the next $1 billion                                  .6000 of 1
For the next $3 billion                                  .5875 of 1
For net assets over $5 billion                           .5750 of 1
--------------------------------------------------------------------------------


Under California Dividend Advantage's (NAC) and California Dividend Advantage 2's (NVX) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                           MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                               .6500 of 1%
For the next $125 million                                .6375 of 1
For the next $250 million                                .6250 of 1
For the next $500 million                                .6125 of 1
For the next $1 billion                                  .6000 of 1
For net assets over $2 billion                           .5750 of 1
--------------------------------------------------------------------------------


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of California Dividend Advantage (NAC) in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of California Dividend Advantage 2 (NVX) in an amount equal to .30% of the average daily net assets for the period March 27, 2001 (commencement of operations) through March 31, 2006, .25% of the average daily net assets for the year ended March 31, 2007, .20% of the average daily net assets for the year ended March 31, 2008, .15% of the average daily net assets for the year ended March 31, 2009, .10% of the average daily net assets for the year ended March 31, 2010, and .05% of the average daily net assets for the year ended March 31, 2011. The Adviser has not agreed to reimburse California Dividend Advantage 2
(NVX) for any portion of its fees and expenses beyond March 31, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Advisor or to their officers, all of whom receive remuneration for their services to the Funds from the Advisor.

7. COMPOSITION OF NET ASSETS
At August 31, 2001, net assets consisted of:


                                               INSURED       INSURED
                                            CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                               PREMIUM       PREMIUM       PREMIUM      DIVIDEND      DIVIDEND
                                                INCOME      INCOME 2        INCOME     ADVANTAGE   ADVANTAGE 2
                                                  (NPC)         (NCL)         (NCU)         (NAC)         (NVX)
------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                   $ 45,000,000  $ 95,000,000  $ 43,000,000  $175,000,000  $110,000,000
Common shares, $.01 par value per share         64,258       126,312        57,715       234,063       147,870
Paid-in surplus                             88,889,988   175,167,573    80,143,273   332,416,129   209,936,732
Undistributed (over-distribution of) net
   investment income                           324,927       544,540       304,995       439,325        (2,962)
Accumulated net realized gain (loss) from
   investment transactions                  (2,540,807)   (8,671,401)   (4,831,471)   (7,581,393)     (604,937)
Net unrealized appreciation of investments  16,329,459    22,465,987     6,392,721    28,688,946    13,963,695
------------------------------------------------------------------------------------------------------------------
Net assets                                $148,067,825  $284,633,011  $125,067,233  $529,197,070  $333,440,398
------------------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                  200,000,000   200,000,000     Unlimited     Unlimited     Unlimited
   Preferred                                 1,000,000     1,000,000     Unlimited     Unlimited     Unlimited
------------------------------------------------------------------------------------------------------------------


Financial Highlights

                      Financial Highlights
Selected data for a Common share outstanding throughout each period:


                                        Investment Operations                                     Less Distributions
                                       ------------------------------       --------------------------------------------------------
                                                                            From and      From and
                                                                            in Excess     in Excess
                                                                            of Net        of Net
                                                     Net                    Investment    Investment  Capital   Capital
                                                     Realized/              Income to     Income to   Gains to  Gains to
                           Beginning    Net          Unrealized             Common        Preferred   Common    Preferred
                           Net Asset    Investment   Investment             Share-        Share-      Share-    Share-
                           Value        Income       Gain (Loss) Total      holders       holders+    holders   holders+    Total
------------------------------------------------------------------------------------------------------------------------------------
Insured California
Premium Income (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                      $15.08       $1.04        $  .99      $2.03      $(.86)        $(.21)      $--       $--         $(1.07)
2000                       14.81        1.09           .30       1.39       (.88)         (.24)       --        --          (1.12)
1999                       16.31        1.09         (1.56)      (.47)      (.83)         (.20)       --        --          (1.03)
1998                       15.39        1.03           .92       1.95       (.81)         (.22)       --        --          (1.03)
1997                       14.46        1.04           .93       1.97       (.81)         (.23)       --        --          (1.04)

Insured California
Premium Income 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                       14.09        1.01           .91       1.92       (.78)         (.22)       --        --          (1.00)
2000                       13.70        1.02           .41       1.43       (.80)         (.24)       --        --          (1.04)
1999                       14.82        1.01         (1.14)      (.13)      (.78)         (.21)       --        --          (.99)
1998                       14.06         .98           .77       1.75       (.75)         (.24)       --        --          (.99)
1997                       13.27         .99           .77       1.76       (.74)         (.23)       --        --          (.97)

California Premium Income (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                       13.34        1.00           .90       1.90       (.79)         (.23)       --        --          (1.02)
2000                       13.19        1.03           .14       1.17       (.79)         (.23)       --        --          (1.02)
1999                       14.30        1.00         (1.13)      (.13)      (.77)         (.21)       --        --           (.98)
1998                       13.60         .98           .70       1.68       (.74)         (.24)       --        --           (.98)
1997                       12.70         .99           .89       1.88       (.74)         (.24)       --        --           (.98)

California Dividend Advantage (NAC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                       13.82        1.07         1.28        2.35       (.81)         (.23)       --        --          (1.04)
2000                       13.33        1.07          .52        1.59       (.84)         (.26)       --        --          (1.10)
1999(a)                    14.33         .20         (.92)       (.72)      (.14)         (.03)       --        --           (.17)

California Dividend Advantage 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001(b)                    14.33         .34          .90        1.24       (.29)         (.05)       --        --           (.34)
------------------------------------------------------------------------------------------------------------------------------------


                                                                  Total Returns
                                                                -------------------
                           Offering
                           Costs and                                        Based
                           Preferred    Ending                   Based      on
                           Share        Net          Ending      on         Net
                           Underwriting Asset        Market      Market     Asset
                           Discounts    Value        Value       Value**    Value**
------------------------------------------------------------------------------------------
Insured California
Premium Income (NPC)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                      $--           $16.04       $15.6900    14.12%     12.43%
2000                       --            15.08        14.5625      .84       8.34
1999                       --            14.81        15.3750     1.62      (4.35)
1998                       --            16.31        15.9375    15.85      11.51
1997                       --            15.39        14.5000    10.69      12.30

Insured California
Premium Income 2 (NCL)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                       --            15.01        14.8300    11.99      12.45
2000                       --            14.09        14.0000     3.58       9.21
1999                       --            13.70        14.3750     2.27      (2.50)
1998                       --            14.82        14.8125    15.70      10.95
1997                       --            14.06        13.5000    14.36      11.82

California Premium Income (NCU)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                       --            14.22        14.1700    12.84      12.92
2000                       --            13.34        13.3125     5.93       7.63
1999                       --            13.19        13.3750      .81      (2.57)
1998                       --            14.30        14.0000    12.54      10.83
1997                       --            13.60        13.1250    17.16      13.20

California Dividend Advantage (NAC)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                       --            15.13        14.8900    15.06      15.85
2000                       --            13.82        13.7500    (2.18)     10.80
1999(a)                  (.11)           13.33        15.0000      .96      (5.99)

California Dividend Advantage 2 (NVX)
------------------------------------------------------------------------------------------
Year Ended 8/31:
2001(b)                  (.12)           15.11        15.2100     3.40       7.55
------------------------------------------------------------------------------------------


38


                                        Ratios/Supplemental Data
                    ----------------------------------------------------------------------------
                                        Before Credit/Reimbursement
                                        --------------------------------------------------------
                                                     Ratio of Net               Ratio of Net
                                        Ratio of     Investment   Ratio of      Investment
                                        Expenses     Income to    Expenses      Income to
                                        to Average   Average to   Average       Average
                           Ending       Net Assets   Net Assets   Total         Total
                           Net          Applicable   Applicable   Net Assets    Net Assets
                           Assets       to Common    to Common    Including     Including
                           (000)        Shares++     Shares++     Preferred++   Preferred++
------------------------------------------------------------------------------------------------
Insured California
Premium Income (NPC)
------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                       $148,068      1.22%        6.77%          .84%       4.65%
2000                        141,903      1.25         7.65           .84        5.13
1999                        140,091      1.22         6.81           .85        4.74
1998                        149,478      1.22         6.49           .85        4.50
1997                        143,571      1.25         6.96           .85        4.74

Insured California
Premium Income 2 (NCL)
------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                        284,633      1.24         7.01           .82        4.60
2000                        272,977      1.28         7.65           .81        4.88
1999                        267,833      1.24         6.86           .82        4.53
1998                        281,399      1.25         6.79           .82        4.46
1997                        271,883      1.28         7.24           .83        4.67

California Premium Income (NCU)
------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                        125,067      1.32         7.36           .85        4.75
2000                        119,878      1.38         8.09           .87        5.10
1999                        118,877      1.30         7.08           .85        4.62
1998                        125,066      1.32         7.02           .86        4.57
1997                        120,995      1.34         7.47           .86        4.76

California Dividend Advantage (NAC)
------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                        529,197      1.19         7.03           .78        4.61
2000                        498,326      1.24         7.93           .78        4.99
1999(a)                     486,367       .93*        5.06*          .73*       3.99*

California Dividend Advantage 2 (NVX)
------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001(b)                     333,440      1.05*        5.23*          .77*       3.85*
------------------------------------------------------------------------------------------------


                                        Ratios/Supplemental Data
                          ---------------------------------------------------------------     Municipal Auction Rate Cumulative
                                        After Credit/Reimbursement***                         Preferred Stock at End of Period
                          ----------------------------------------------------            ---------------------------------------
                                        Ratio of Net              Ratio of Net
                           Ratio of     Investment   Ratio of     Investment
                           Expenses     Income to    Expenses     Income to
                           o Average    Average      to Average   Average
                           Net Assets   Net Assets   Total        Total                    Aggregate    Liquidation
                           Applicable   Applicable   Net Assets   Net Assets    Portfolio  Amount       and Market    Asset
                           o Common     to Common    Including    Including     Turnover   Outstanding  Value         Coverage
                           Shares++     Shares++     Preferred++  Preferred++   Rate       (000)        Per Share     Per Share
------------------------------------------------------------------------------------------------------------------------------------
Insured California
Premium Income (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                       1.21%        6.79%           .83%        4.66%        21%       $ 45,000     $ 25,000      $ 82,260
2000                       1.24         7.66            .83         5.13         27          45,000       25,000        78,835
1999                       1.22         6.82            .85         4.74         50          45,000       25,000        77,828
1998                       1.22         6.49            .85         4.50          2          45,000       25,000        83,043
1997                       1.25         6.96            .85         4.74          9          45,000       25,000        79,762

Insured California
Premium Income 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                       1.24         7.02            .81         4.61         18          95,000       25,000        74,903
2000                       1.26         7.66            .81         4.89         26          95,000       25,000        71,836
1999                       1.24         6.86            .82         4.53         35          95,000       25,000        70,482
1998                       1.25         6.79            .82         4.46         13          95,000       25,000        74,052
1997                       1.28         7.24            .83         4.67         24          95,000       25,000        71,548

California Premium Income (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                       1.30         7.38            .84         4.76         18          43,000       25,000        72,714
2000                       1.36         8.10            .86         5.10         19          43,000       25,000        69,696
1999                       1.30         7.08            .85         4.63         36          43,000       25,000        69,115
1998                       1.32         7.02            .86         4.57         21          43,000       25,000        72,713
1997                       1.34         7.47            .86         4.76         44          43,000       25,000        70,346

California Dividend Advantage (NAC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001                        .72         7.50            .47         4.92         17          175,000      25,000        75,600
2000                        .75         8.43            .47         5.30         25          175,000      25,000        71,189
1999(a)                     .55*        5.45*           .43*        4.29*        8           175,000      25,000        69,481

California Dividend Advantage 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2001(b)                     .62*        5.65*           .46*        4.16*        40          110,000      25,000        75,782
------------------------------------------------------------------------------------------------------------------------------------



*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the period May 26, 1999 (commencement of operations) through August 31, 1999.

(b) For the period March 27, 2001 (commencement of operations) through August 31, 2001.

See accompanying notes to financial statements.

Build Your Wealth Automatically

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund Information


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended August 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.





Invest well.
Look ahead.
LEAVE YOUR MARK.(SM)



LOGO: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                    FAN-2-8-01